Property, plant and equipment, net (Tables)	12 Months Ended
Sep. 30, 2020
Property, plant and equipment, net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation

	September 30,	September 30,
	2020	2019
Office equipment	$34,320	$42,887
Transportation equipment	68,984	65,741
Plant, machinery and equipment	114,551	97,454
Leasehold improvements	226,879	155,746
Subtotal	444,734	361,828
Accumulated depreciation	(178,839)	(222,360)
Total	$265,895	$139,468